FORM 8-K

                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934

                          Date of Report:   July 30, 2002


                                  BORGWARNER INC.
               (Exact name of registrant as specified in its charter)


     Delaware                    1-12162                13-3404508
(State of Incorporation)      (Commission File No.)    (IRS Employer
                                                       Identification No.)

                 200 South Michigan Avenue, Chicago, Illinois 60604
                      (Address of principal executive offices)

Registrant's telephone number, including area code:    (312) 322-8500



Item 5.   Other Events.

     On July 29, 2002, BorgWarner Inc. issued the attached press release relating to a patent infringement lawsuit. The press release is filed as
Exhibit 99 and is incorporated by reference.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits

     (99) BorgWarner Inc. Press Release dated July 29, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   BORGWARNER INC.



                                   By:/s/Vincent M. Lichtenberger
                                        Vincent M. Lichtenberger
                                        Assistant Secretary


Dated:    July 31, 2002

EXHIBIT INDEX

(99) BorgWarner Inc. Press Release dated July 29, 2002.